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                                                              EXHIBIT 99.906CERT

                                                                     Exhibit (b)


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of HOTCHKIS AND WILEY FUNDS (the "Fund"), certify that to the best of each such officer's knowledge and belief:

1) The Form N-CSR of the Fund for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:  February 25, 2005


                               By:   /S/ NANCY D. CELICK
                                     Nancy D. Celick
                                     President
                                     (Chief Executive Officer)


                               By:   /S/ ANNA MARIE LOPEZ
                                     Anna Marie Lopez
                                     Treasurer
                                     (Chief Financial Officer)


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.